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                                                                    EXHIBIT 10.6


                            HV MARINE SERVICES, INC.

                           INCENTIVE COMPENSATION PLAN

         SECTION 1. PURPOSE OF THIS PLAN

         The purposes of the HV Marine Services, Inc. Incentive Compensation Plan are to (i) promote the interests of HV Marine Services, Inc., a Delaware corporation (the "Company") and its shareholders by enabling the Company and each of its Subsidiaries (as hereinafter defined) to (A) attract, motivate and retain their respective employees and non-employee Directors (as hereinafter defined) by offering such employees and non-employee Directors performance-based stock incentives and other equity interests in the Company and other incentive awards and (B) compensate Consultants (as hereinafter defined) by offering such Consultants performance-based stock incentives and other equity interests in the Company and other incentive awards that recognize the creation of value for the shareholders of the Company and (ii) promote the Company's long-term growth and success. To achieve these purposes, eligible Persons may receive Stock Options, Stock Appreciation Rights, Restricted Stock, Performance Awards, Dividend Equivalent Rights and any other Awards (as such terms are hereinafter defined), or any combination thereof.

         SECTION 2. DEFINITIONS

         As used in this Plan, the following terms shall have the meanings set forth below unless the context otherwise requires:

                  2.1 "Award" shall mean the grant of a Stock Option, a Stock Appreciation Right, Restricted Stock, a Performance Award, a Dividend Equivalent Right or any other grant of incentive compensation pursuant to this Plan.

                  2.2 "Award Period" shall have the meaning set forth in Subsection 17.2 of this Plan.

                  2.3 "Book Value" shall mean the excess of the value of the assets of an entity over the liabilities of such entity (determined in accordance with United States generally accepted accounting principles, consistently applied).

                  2.4 "Board" shall mean the Board of Directors of the Company, as the same may be constituted from time to time.

                  2.5 "Cause" shall mean termination of a Participant's employment with the Company or a Subsidiary upon the occurrence of one or more of the following events:

                  (a) The Participant's failure to substantially perform such Participant's duties with the Company or any Subsidiary as determined by the Committee or

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         the Board following receipt by the Participant of written notice of such failure and the Participant's failure to remedy such failure within thirty (30) days after receipt of such notice (other than a failure resulting from the Participant's incapacity during physical or mental illness or disability);

                  (b) The Participant's willful failure or refusal to perform specific directives of the Board, which directives are consistent with the scope and nature of the Participant's duties and responsibilities, and which are not remedied by the Participant within thirty (30) days after being notified in writing of such Participant's failure by the Board;

                  (c) The Participant's conviction of a felony; or

                  (d) A breach of the Participant's fiduciary duty to the Company or any Subsidiary or willful violation in the course of performing the Participant's duties for the Company or any Subsidiary of any law, rule or regulation (other than traffic violations or other minor offenses). No act or failure to act on the Participant's part shall be considered willful unless done or omitted to be done in bad faith and without reasonable belief that the action or omission was in the best interest of the Company.

                  2.6 "Change in Control" shall mean, after the Effective Date,
         (i) the occurrence of an event of a nature that would be required to be reported by the Company in response to Item 1 of a Current Report on Form 8-K (or any successor to such form) promulgated pursuant to the Exchange Act; provided, without limitation, such a Change in Control shall be deemed to have occurred if (a) any Person or Group (other than (A) the Company, (B) a wholly-owned Subsidiary, (C) any employee benefit plan (including, without limitation, an employee stock ownership plan) adopted by the Company or any wholly-owned Subsidiary or (D) any trustee or other fiduciary holding securities under any employee benefit plan adopted by the Company or any Subsidiary), becomes the "beneficial owner" (as defined in Rule 13d-3 (or any successor to such rule) promulgated under the Exchange Act), directly or indirectly, of securities of the Company or any Material Subsidiary representing fifty percent (50%) or more of the combined voting power of the Company's or such Material Subsidiary's then outstanding securities or (b) during any period of twenty-four (24) months, individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority thereof, unless the election by the Board or the nomination for election by the Company's shareholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of such twenty-four (24) month period or whose election or nomination for election was previously so approved; (ii) a Corporate Transaction is consummated, other than a Corporate Transaction that would result in substantially all of the holders of voting securities of the Company outstanding immediately prior thereto owning (directly or indirectly and in substantially the same proportions relative to each other) not less than fifty percent (50%) of the combined voting power of the voting securities of the issuing/surviving/resulting entity outstanding immediately after such Corporate Transaction


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         or (iii) an agreement for the sale or other disposition of all or substantially all of the Company's assets (evaluated on a consolidated basis, without regard to whether the sale or disposition is effected via a sale or disposition of assets of the Company, the sale or disposition of the securities of one or more Subsidiaries or the sale or disposition of the assets of one or more Subsidiaries) is consummated.

                  2.7 "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time (or any successor to such legislation).

                  2.8 "Committee" shall mean the Compensation Committee of the Board as such Compensation Committee may be constituted from time to time; provided, however, membership on the Committee shall be limited to "Non-Employee Directors" (as that term is defined in Rule 16b-3 (or any successor to such rule) promulgated under the Exchange Act) who are also "outside directors," as required pursuant to Section 162(m) of the Code and such Treasury regulations as may be promulgated thereunder; and provided further, the Committee will consist of not less than two
         (2) such Directors. All members of the Committee will serve at the pleasure of the Board. Notwithstanding the foregoing, if the composition of the Committee does not comply with the foregoing provisions of this Subsection, the entire Board shall constitute the Committee until such time as a proper Committee is appointed in accordance with the foregoing provisions of this Subsection.

                  2.9 "Common Stock" shall mean the Common Stock, par value $.01 per share, of the Company.

                  2.10 "Company" shall have the meaning set forth in Section 1 of this Plan.

                  2.11 "Consultant" shall mean any Person who or which is engaged by the Company or any Subsidiary to render consulting services including, without limitation, any nonvoting advisory director who may be appointed by the Board.

                  2.12 "Corporate Transaction" shall mean any recapitalization (other than a transaction contemplated by Subsection 13(a)), merger, consolidation or conversion involving the Company or any exchange of securities involving the Common Stock (other than a transaction contemplated by Subsection 13(a)).

                  2.13 "Designated Beneficiary" shall mean the beneficiary designated by a Participant, in a manner authorized by the Committee or the Board, to exercise the rights of such Participant in the event of such Participant's death. In the absence of an effective designation by a Participant, the Designated Beneficiary shall be such Participant's estate.

                  2.14 "Director" shall mean any member of the Board.

                  2.15 "Disability" shall mean permanent and total inability to engage in any substantial gainful activity, even with reasonable accommodation, by reason of any medically determinable physical or mental impairment which has lasted or can reasonably


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         be expected to last without material interruption for a period of not less than twelve (12) months, as determined in the sole discretion of the Committee or the Board.

                  2.16 "Dividend Equivalent Right" shall mean the right of the holder thereof to receive payments based on the cash or stock dividends or other distributions that would have been paid on the number of Shares specified in an Award granting Dividend Equivalent Rights if the number of Shares subject to such Award were held by such holder on the record date for determining shareholders to whom dividends are payable.

                  2.17 "Effective Date" shall mean November ____, 1997.

                  2.18 "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time (or any successor to such legislation).

                  2.19 "Fair Market Value" shall mean with respect to the Shares, as of any date, (i) if the Common Stock is listed or admitted to trade on a national securities exchange, the closing price of the Common Stock on the composite tape, as published in The Wall Street Journal, of the principal national securities exchange on which the Common Stock is so listed or admitted to trade, on such date or, if there is no trading in Shares on such date, then the closing price of the Common Stock as quoted on such composite tape on the next preceding date on which there was trading in such Shares; (ii) if the Common Stock is not listed or admitted to trade on a national securities exchange, then the closing price of the Common Stock as quoted on the National Market System of the NASD; (iii) if the Common Stock is not listed or admitted to trade on a national securities exchange or the National Market System of the NASD, the mean between the bid and asked price for the Common Stock on such date, as furnished by the NASD through NASDAQ or a similar organization if NASDAQ is no longer reporting such information; or (iv) if the Common Stock is not listed or admitted to trade on a national securities exchange or the National Market System of the NASD and if bid and asked prices for the Common Stock are not so furnished by the NASD or a similar organization, the value established by the Board. Fair market value shall be determined without regard to any restriction other than a restriction which, by its terms, will never lapse.

                  2.20 "Group" shall have the meaning ascribed to such term in
         Section 13(d) of the Exchange Act.

                  2.21 "Incentive Stock Option" shall mean any option to purchase Shares awarded pursuant to this Plan which qualifies as an "Incentive Stock Option" pursuant to Section 422 of the Code.

                  2.22 "Limited Stock Appreciation Rights" shall have the meaning set forth in Subsection 7.4 of this Plan.

                  2.23 "Material Subsidiary" shall mean any Subsidiary of which the Book Value or fair market value (whichever is greater) constitutes fifty percent (50%) or more of the


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         Book Value of the Company. The fair market value of a Subsidiary will be determined in good faith by the Board.

                  2.24 "Named Executive Officer" shall have the meaning set forth in Subsection 17.1 of this Plan.

                  2.25 "NASD" shall mean the National Association of Securities Dealers, Inc.

                  2.26 "Non-Qualified Stock Option" shall mean any option to purchase Shares awarded pursuant to this Plan that does not qualify as an Incentive Stock Option (including, without limitation, any option to purchase Shares originally designated as or intended to qualify as an Incentive Stock Option but which does not (for whatever reason) qualify as an Incentive Stock Option).

                  2.27 "Non-Share Method" shall have the meaning set forth in Subsection 6.6(c) of this Plan.

                  2.28 "Non-Tandem Stock Appreciation Right" shall mean any Stock Appreciation Right granted alone and not in connection with an Award which is a Stock Option.

                  2.29 "Optionee" shall mean any Participant who has been granted and holds a Stock Option awarded pursuant to this Plan.

                  2.30 "Participant" shall mean any Person who has been granted and holds an Award granted pursuant to this Plan.

                  2.31 "Performance Award" shall mean any Award granted pursuant to this Plan of Shares, rights based upon, payable in or otherwise related to Shares (including Restricted Stock) or cash, as the Committee or Board may determine, at the end of a specified performance period established by the Committee or Board and may include, without limitation, Performance Shares or Performance Units.

                  2.32 "Performance Shares" shall have the meaning set forth in Subsection 9.1 of this Plan.

                  2.33 "Performance Units" shall have the meaning set forth in Subsection 9.1 of this Plan.

                  2.34 "Permitted Modification" shall be deemed to be any modification of an Award which is made in connection with a Corporate Transaction and which provides (i) in connection with a Stock Option, that subsequent to the consummation of the Corporate Transaction (A) the exercise price of such Stock Option will be proportionately adjusted to reflect the exchange ratio applicable to the particular Corporate Transaction and/or (B) the nature and amount of consideration to be received upon exercise of the Stock Option will be the same (on a per share basis) as was received by Persons who were


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         holders of shares of Common Stock immediately prior to the consummation of the Corporate Transaction, (ii) in connection with a Stock Appreciation Right, that subsequent to the consummation of the Corporate Transaction (A) the base price of such Stock Appreciation Right will be proportionately adjusted to reflect the exchange ratio applicable to the particular Corporate Transaction and/or (B) the benefits to be received by the holder of such Stock Appreciation Right will be measured based upon the nature and amount of consideration received (on a per share basis) by Persons who were holders of shares of Common Stock immediately prior to the consummation of the Corporate Transaction, and (iii) in connection with a Dividend Equivalent Right, that subsequent to the consummation of the Corporate Transaction the benefits to be received by the holder of such Dividend Equivalent Right will be measured based upon the nature and amount of consideration received (on a per share basis) by Persons who were holders of shares of Common Stock immediately prior to the consummation of the Corporate Transaction.

                  2.35 "Person" shall mean an individual, partnership, limited liability company, corporation, joint stock company, trust, estate, joint venture, association or unincorporated organization or any other form of business organization.

                  2.36 "Plan" shall mean this HV Marine Services, Inc. Incentive Compensation Plan as it may be amended from time to time.

                  2.37 "Reload Option" shall mean a Stock Option as defined in Subsection 6.6(b) of this Plan.

                  2.38 "Reorganization" shall mean any stock split, stock dividend, reverse stock split, combination of Shares or any other similar increase or decrease in the number of Shares issued and outstanding.

                  2.39 "Restricted Stock" shall mean any Shares granted pursuant to this Plan that are subject to restrictions or substantial risk of forfeiture.

                  2.40 "Retirement" shall mean termination of employment of an employee of the Company or any Subsidiary, other than discharge for Cause, after age 65 or on or before age 65 if pursuant to the terms of any retirement plan maintained by the Company or any Subsidiary in which such employee participates.

                  2.41 "Securities Act" shall mean the Securities Act of 1933, as amended from time to time (or any successor to such legislation).

                  2.42 "Share Retention Method" shall have the meaning set forth in Subsection 6.6(c) of this Plan.

                  2.43 "Shares" shall mean shares of the Common Stock and any shares of capital stock or other securities hereafter issued or issuable upon, in respect of or in substitution or exchange for shares of Common Stock.


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                  2.44 "Stock Appreciation Right" shall mean the right of the holder thereof to receive property or Shares with a Fair Market Value equal to or cash in an amount equal to the excess of the Fair Market Value of the aggregate number of Shares subject to such Stock Appreciation Right on the date of exercise over the Fair Market Value of the aggregate number of Shares subject to such Stock Appreciation Right on the date of the grant of such Stock Appreciation Right (or such other value as may be specified in the agreement granting such Stock Appreciation Right). A Stock Appreciation Right may be a Tandem Stock Appreciation Right, Non-Tandem Stock Appreciation Right or Limited Stock Appreciation Right.

                  2.45 "Stock Option" shall mean any Incentive Stock Option or Non-Qualified Stock Option.

                  2.46 "Subsidiary" shall mean a subsidiary corporation of the Company, as defined in Section 424(f) of the Code.

                  2.47 "Tandem Stock Appreciation Right" shall mean a Stock Appreciation Right granted in connection with an Award which is a Stock Option.

                  2.48 "Transactional Consideration" shall have the meaning set forth in Subsection 13(b) of this Plan.

         SECTION 3. ADMINISTRATION OF THIS PLAN

                  3.1 Committee. This Plan shall be administered and interpreted by the Committee.

                  3.2 Awards.

                  (a) Subject to the provisions of this Plan and directions from the Board, the Committee is authorized to:

                           (i) determine the Persons to whom Awards are to be
                  granted;

                           (ii) determine the types and combinations of Awards
                  to be granted; the number of Shares to be covered by an Award; the exercise price of an Award; the time or times when an Award shall be granted and may be exercised; the terms, performance criteria or other conditions, vesting periods or any restrictions for an Award; any restrictions on Shares acquired pursuant to the exercise of an Award; and any other terms and conditions of an Award;

                           (iii) interpret the provisions of this Plan;


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                           (iv) prescribe, amend and rescind rules and
                  regulations relating to this Plan;

                           (v) determine whether, to what extent and under what
                  circumstances to provide loans from the Company to Participants to exercise Awards granted pursuant to this Plan, and the terms and conditions of such loans;

                           (vi) rely upon employees of the Company for such
                  clerical and recordkeeping duties as may be necessary in connection with the administration of this Plan;

                           (vii) accelerate or defer (with the consent of the
                  Participant) the vesting of any rights pursuant to an Award;
                  and

                           (viii) make all other determinations and take all
                  other actions necessary or advisable for the administration of this Plan.

                  (b) Without limiting the Board's right to amend this Plan pursuant to Section 14, the Board may take all actions authorized by Subsection 3.2(a) of this Plan, including, without limitation, granting such Awards pursuant to this Plan as the Board may deem necessary or appropriate.

                  3.3 Procedures.

                  (a) Proceedings by the Board with respect to this Plan will be conducted in accordance with the articles of incorporation and bylaws of the Company.

                  (b) A majority of the Committee members shall constitute a quorum for action by the Committee. All determinations of the Committee shall be made by not less than a majority of its members.

                  (c) All questions of interpretation and application of this Plan or pertaining to any question of fact or Award granted hereunder will be decided by the Committee or the Board, whose decision will be final, conclusive and binding upon the Company and each other affected party.

         SECTION 4. SHARES SUBJECT TO PLAN

                  4.1 Limitations. The maximum number of Shares that may be issued with respect to Awards granted pursuant to this Plan shall not exceed 1,127,616 unless increased or decreased by reason of changes in the capitalization of the Company as hereinafter provided or by amendment of this Plan. The Shares issued pursuant to this Plan may be authorized but unissued Shares, or may be issued Shares which have been reacquired by the Company.


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                  4.2 Changes. To the extent that any Award granted pursuant to this Plan shall be forfeited, shall expire or shall be cancelled, in whole or in part, then the number of Shares covered by the Award so forfeited, expired or cancelled may again be awarded pursuant to the provisions of this Plan. In the event that Shares are delivered to the Company in full or partial payment of the exercise price for the exercise of a Stock Option, the number of Shares available for future Awards granted pursuant to this Plan shall be reduced only by the net number of Shares issued upon the exercise of the Stock Option. Awards that may be satisfied either by the issuance of Shares or by cash or other consideration shall, until the form of consideration to be paid is finally determined, be counted against the maximum number of Shares that may be issued pursuant to this Plan. If the Award is ultimately satisfied by the payment of consideration other than Shares, as, for example, a Stock Option granted in tandem with a Stock Appreciation Right that is settled by a cash payment, such Shares may again be made the subject of an Award granted pursuant to this Plan. Awards will not reduce the number of Shares that may be issued pursuant to this Plan if the settlement of the Award will not require the issuance of Shares, as, for example, a Stock Appreciation Right that can be satisfied only by the payment of cash.

         SECTION 5. ELIGIBILITY

                  Eligibility for participation in this Plan shall be confined to those individuals who are employed by the Company or a Subsidiary and such Consultants and non-employee Directors as may be designated by the Committee or the Board. In making any determination as to Persons to whom Awards shall be granted, the type of Award and/or the number of Shares to be covered by the Award, the Committee or the Board shall consider the position and responsibilities of the Person, the importance of the Person to the Company, the duties of the Person, the past, present and potential contributions of the Person to the growth and success of the Company and such other factors as the Committee or the Board may deem relevant in connection with accomplishing the purposes of this Plan.

         SECTION 6. STOCK OPTIONS

                  6.1 Grants. The Committee or the Board may grant Stock Options alone or in addition to other Awards granted pursuant to this Plan to any eligible Person. Each Person so selected shall be offered a Stock Option to purchase the number of Shares determined by the Committee or the Board. The Committee or the Board shall specify whether such Stock Option is an Incentive Stock Option or Non-Qualified Stock Option and any other terms or conditions relating to such Award; provided, however only employees of the Company or a Subsidiary may be granted Incentive Stock Options. To the extent that any Stock Option designated as an Incentive Stock Option does not qualify as an Incentive Stock Option (whether because of its provisions, the failure of the shareholders of the Company to authorize the issuance of Incentive Stock Options, the time or manner of its exercise or otherwise), such Stock Option or the portion thereof which does not qualify shall be deemed to constitute a Non-Qualified Stock Option. Each Person to be granted


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         a Stock Option shall enter into a written agreement with the Company, in such form as the Committee or the Board may prescribe, setting forth the terms and conditions (including, without limitation, the exercise price and vesting schedule) of the Stock Option. At any time and from time to time, the Optionee and the Committee or the Board may agree to modify an option agreement in such respects as they may deem appropriate, including, without limitation, the conversion of an Incentive Stock Option into a Non-Qualified Stock Option. The Committee or the Board may require that an Optionee meet certain conditions before the Stock Option or a portion thereof may vest or be exercised, as, for example, that the Optionee remain in the employ of the Company or a Subsidiary for a stated period or periods of time.

                  6.2 Incentive Stock Options Limitations.

                  (a) In no event shall any individual be granted Incentive Stock Options to the extent that the Shares covered by any Incentive Stock Options (and any incentive stock options granted pursuant to any other plans of the Company or its Subsidiaries) that may be exercised for the first time by such individual in any calendar year have an aggregate Fair Market Value in excess of $100,000. For this purpose, the Fair Market Value of the Shares shall be determined as of the date(s) on which the Incentive Stock Options are granted. It is intended that the limitation on Incentive Stock Options provided in this Subsection 6.2(a) be the maximum limitation on Stock Options which may be considered Incentive Stock Options pursuant to the Code.

                  (b) The option exercise price of an Incentive Stock Option shall not be less than one hundred percent (100%) of the Fair Market Value of the Shares subject to such Incentive Stock Option on the date of the grant of such Incentive Stock Option.

                  (c) Notwithstanding anything herein to the contrary, in no event shall any employee owning more than ten percent (10%) of the total combined voting power of the Company or any Subsidiary be granted an Incentive Stock Option unless the option exercise price of such Incentive Stock Option shall be at least one hundred ten percent (110%) of the Fair Market Value of the Shares subject to such Incentive Stock Option on the date of the grant of such Incentive Stock Option.

                  (d) In no event shall any individual be granted an Incentive Stock Option after the expiration of ten (10) years from the date this Plan is adopted or is approved by the shareholders of the Company (if shareholder approval is required by Section 422 of the Code).

                  (e) To the extent shareholder approval of this Plan is required by Section 422 of the Code, no individual shall be granted an Incentive Stock Option unless this Plan is approved by the shareholders of the Company within twelve (12) months before or after the date this Plan is initially adopted. In the event this Plan


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         is amended to increase the number of Shares subject to issuance upon the exercise of Incentive Stock Options or to change the class of employees eligible to receive Incentive Stock Options, no individual shall be granted an Incentive Stock Option unless such amendment is approved by the shareholders of the Company within twelve (12) months before or after such amendment.

                  (f) No Incentive Stock Option shall be granted to any employee owning more than ten percent (10%) of the total combined voting power of the Company or any Subsidiary unless the term of such Incentive Stock Option is equal to or less than five (5) years measured from the date on which such Incentive Stock Option is granted.

                  6.3 Option Term. The term of a Stock Option shall be for such period of time from the date of its grant as may be determined by the Committee or the Board; provided, however, that no Incentive Stock Option shall be exercisable later than ten (10) years from the date of its grant.

                  6.4 Time of Exercise. No Stock Option may be exercised unless it is exercised prior to the expiration of its stated term and, in connection with options granted to employees of the Company or its Subsidiaries, at the time of such exercise, the Optionee is, and has been continuously since the date of grant of such Stock Option, employed by the Company or a Subsidiary, except that:

                  (a) A Stock Option may, to the extent vested as of the date the Optionee ceases to be an employee of the Company or a Subsidiary, be exercised during the three month period immediately following the date the Optionee ceases (for any reason other than death, Disability or termination for Cause) to be an employee of the Company or a Subsidiary (or within such other period as may be specified in the applicable option agreement), provided that, if the Stock Option has been designated as an Incentive Stock Option and the option agreement provides for a longer exercise period, the exercise of such Stock Option after such three-month period shall be treated as the exercise of a Non-Qualified Stock Option;

                  (b) If the Optionee dies while in the employ of the Company or a Subsidiary, or within three months after the Optionee ceases (for a reason other than termination for Cause) to be such an employee (or within such other period as may be specified in the applicable option agreement), a Stock Option may, to the extent vested as of the date of the Optionee's death, be exercised by the Optionee's Designated Beneficiary during the one year period immediately following the date of the Optionee's death (or within such other period as may be specified in the applicable option agreement);

                  (c) If the Optionee ceases to be an employee of the Company or a Subsidiary by reason of the Optionee's Disability, a Stock Option, to the extent vested as of the date the Optionee ceases to be an employee of the Company or a


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         Subsidiary, may be exercised by the Optionee or the Optionee's legal guardian during the one year period immediately following such date (or within such other period as may be specified in the applicable option agreement); provided that, if the Stock Option has been designated as an Incentive Stock Option and the option agreement provides for a longer exercise period, the exercise of such Stock Option after such one-year period shall be treated as the exercise of a Non-Qualified Stock Option; and

                  (d) If the Optionee's employment is terminated for Cause, all Stock Options held by such Optionee shall simultaneously terminate and will no longer be exercisable.

         Nothing contained in this Subsection 6.4 will be deemed to extend the term of a Stock Option or to revive any Stock Option which has previously lapsed or been cancelled, terminated or surrendered. Stock Options granted under this Plan to Consultants or non-employee Directors will contain such terms and conditions with respect to the death or disability of a Consultant or non-employee Director or termination of a Consultant's or non-employee Director's relationship with the Company as the Committee or the Board deems necessary or appropriate. Such terms and conditions will be set forth in the option agreements evidencing the grant of such Stock Options.

                  6.5 Vesting of Stock Options.

                  (a) Each Stock Option granted pursuant to this Plan may only be exercised to the extent that the Optionee is vested in such Stock Option. Each Stock Option shall vest separately in accordance with the option vesting schedule determined by the Committee or the Board, which will be incorporated in the option agreement entered into between the Company and such Optionee. The option vesting schedule may be accelerated if, in the discretion of the Committee or the Board, the acceleration of the option vesting schedule would be in the best interests the Company.

                  (b) In the event of the dissolution or liquidation of the Company, each Stock Option granted pursuant to this Plan shall terminate as of a date to be fixed by the Committee or Board; provided, however, that not less than thirty (30) days' written notice of the date so fixed shall be given to each Optionee. During such period all Stock Options which have not previously been terminated, exercised or surrendered will (subject to the provisions of Subsections 6.3 and 6.4) fully vest and become exercisable, notwithstanding the vesting schedule set forth in the option agreement evidencing the grant of such Stock Option. Upon the date fixed by the Committee or the Board, any unexercised Stock Options shall terminate and be of no further effect.

                  (c) Upon the occurrence of a Change in Control, all Stock Options and any associated Stock Appreciation Rights shall become fully vested and immediately exercisable.

                  6.6 Manner of Exercise of Stock Options.

                  (a) Except as otherwise provided in this Plan, Stock Options may be exercised as to Shares only in amounts and at intervals of time specified in the written option agreement between the Company and the Optionee. Each exercise of a Stock Option, or any part thereof, shall be evidenced by a written notice delivered by the Optionee to the Company. The purchase price of the Shares as to which a Stock Option shall be exercised shall be paid in full at the time of exercise, and may be paid to the Company either:

                           (i) in cash (including check, bank draft or money
                  order); or

                           (ii) by other consideration acceptable to the
                  Committee in its sole discretion.

                  (b) If an Optionee delivers Shares (including Shares of Restricted Stock) already owned by the Optionee in full or partial payment of the exercise price for any Stock Option, or if the Optionee elects to have the Company retain that number of Shares out of the Shares being acquired through the exercise of the Stock Option having a Fair Market Value equal to the exercise price of the Stock Option being exercised, the Committee or the Board may, in its sole discretion, authorize the grant of a new Stock Option (a "Reload Option") for that number of Shares equal to the number of already owned Shares surrendered (including Shares of Restricted Stock) or newly acquired Shares being retained by the Company in payment of the option exercise price of the underlying Stock Option being exercised. The grant of a Reload Option will become effective upon the exercise of the underlying Stock Option. The option exercise price of the Reload Option shall be the Fair Market Value of a Share on the effective date of the grant of the Reload Option. Each Reload Option shall be exercisable no later than the time when the underlying stock option being exercised could be last exercised. The Committee or the Board may also specify additional terms, conditions and restrictions for the Reload Option and the Shares to be acquired upon the exercise thereof.

                  (c) The amount, as determined by the Committee or the Board, of any federal, state or local tax required to be withheld by the Company due to the exercise of a Stock Option shall, subject to the authorization of the Committee or the Board, be satisfied, at the election of the Optionee, either (a) by payment by the Optionee to the Company of the amount of such withholding obligation in cash or other consideration acceptable to the Committee or the Board in its sole discretion (the "Non-Share Method") or (b) through either the retention by the Company of a number of Shares out of the Shares being acquired through the exercise of the

         Stock Option or the delivery of already owned Shares having a Fair Market Value equal to the amount of the withholding obligation (the "Share Retention Method"). If an Optionee elects to use the Share Retention Method in full or partial satisfaction of any tax liability resulting from the exercise of a Stock Option, the Committee or the Board may authorize the grant of a Reload Option for that number of Shares as shall equal the number of Shares used to satisfy the tax liabilities of the Optionee arising out of the exercise of such Stock Option. Such Reload Option will be granted at the price and on the terms set forth in Subsection 6.6 (b). The cash payment or an amount equal to the Fair Market Value of the Shares so withheld, as the case may be, shall be remitted by the Company to the appropriate taxing authorities.

                  (d) An Optionee shall not have any of the rights of a shareholder of the Company with respect to the Shares subject to a Stock Option except to the extent that such Stock Option is exercised and one or more certificates representing such Shares shall have been delivered to the Optionee.

         SECTION 7. STOCK APPRECIATION RIGHTS

                  7.1 Grants. The Committee or the Board may grant to any eligible Consultant, non-employee Director or employee of the Company or a Subsidiary either Non-Tandem Stock Appreciation Rights or Tandem Stock Appreciation Rights. Stock Appreciation Rights shall be subject to such terms and conditions as the Committee or the Board shall impose. The grant of the Stock Appreciation Right may provide that the holder will be paid for the value of the Stock Appreciation Right either in cash or in Shares, or a combination thereof, at the sole discretion of the Committee or the Board. In the event of the exercise of a Stock Appreciation Right payable in Shares, the holder of the Stock Appreciation Right shall receive that number of whole Shares having an aggregate Fair Market Value on the date of exercise equal to the value obtained by multiplying (i) either (a) in the case of a Tandem Stock Appreciation Right, the difference between the Fair Market Value of a Share on the date of exercise over the per share exercise price of the related Stock Option, or (b) in the case of a Non-Tandem Stock Appreciation Right, the difference between the Fair Market Value of a Share on the date of exercise over the Fair Market Value on the date of the grant by (ii) the number of Shares as to which the Stock Appreciation Right is exercised. However, notwithstanding the foregoing, the Committee or the Board, in its sole discretion, may place a ceiling on the amount payable upon exercise of a Stock Appreciation Right, but any such limitation shall be specified at the time that the Stock Appreciation Right is granted.

                  7.2 Exercisability. A Tandem Stock Appreciation Right granted in connection with an Incentive Stock Option (i) may be exercised at, and only at, the times and to the extent the related Incentive Stock Option is exercisable, (ii) will expire upon the termination of the related Incentive Stock Option, (iii) may not exceed 100% of the difference between the exercise price of the related Incentive Stock Option and the Fair Market Value of the Shares subject to the related Incentive Stock Option at the time the

         Tandem Stock Appreciation Right is exercised and (iv) may be exercised at, and only at, such times as the Fair Market Value of the Shares subject to the related Incentive Stock Option exceeds the exercise price of the related Incentive Stock Option. A Tandem Stock Appreciation Right granted in connection with a Non-Qualified Stock Option will be exercisable as provided by the Committee or the Board and will have such other terms and conditions as the Committee or the Board may determine. A Tandem Stock Appreciation Right may be transferred at, and only at, the times and to the extent the related Stock Option is transferable. If a Tandem Stock Appreciation Right is granted, there shall be surrendered and cancelled from the related Stock Option at the time of exercise of the Tandem Stock Appreciation Right, in lieu of exercise pursuant to the related Stock Option, that number of Shares as shall equal the number of Shares as to which the Tandem Stock Appreciation Right shall have been exercised.

                  7.3 Certain Limitations on Non-Tandem Stock Appreciation Rights. A Non-Tandem Stock Appreciation Right will be exercisable as provided by the Committee or the Board and will have such other terms and conditions as the Committee or the Board may determine. A Non-Tandem Stock Appreciation Right is subject to acceleration of vesting or immediate termination in certain circumstances in the same manner as Stock Options pursuant to Subsections 6.4 and 6.5 of this Plan.

                  7.4 Limited Stock Appreciation Rights. The Committee and the Board may grant "Limited Stock Appreciation Rights," either as Tandem Stock Appreciation Rights or Non-Tandem Stock Appreciation Rights. Limited Stock Appreciation Rights will become exercisable only upon the occurrence of a Change in Control or such other event as the Committee or the Board may designate at the time of grant or thereafter.

         SECTION 8. RESTRICTED STOCK

                  8.1 Grants. The Committee or the Board may grant Awards of Restricted Stock to any Consultant, non-employee Director or employee of the Company or a Subsidiary for such minimum consideration, if any, as may be required by applicable law or such greater consideration as may be determined by the Committee or the Board, in its sole discretion. The terms and conditions of the Restricted Stock shall be specified by the grant agreement. The Committee or the Board, in its sole discretion, may specify any particular rights which the Participant to whom a grant of Restricted Stock is made shall have in the Restricted Stock during the restriction period and the restrictions applicable to the particular Award, the vesting schedule (which may be based on service, performance or other factors) and rights to acceleration of vesting (including, without limitation, whether non-vested Shares are forfeited or vested upon termination of employment). Further, the Committee or the Board may grant performance-based Awards consisting of Restricted Stock by conditioning the grant, or vesting or such other factors, such as the release, expiration or lapse of restrictions upon any such Award (including the acceleration of any such conditions or terms) of such Restricted Stock upon the attainment of specified performance goals or such other factors as the Committee or the Board may determine. The Committee or the Board shall also determine when the restrictions shall lapse or expire and the conditions, if any, pursuant to which the Restricted Stock will be forfeited or sold back to the Company. Each

         Award of Restricted Stock may have different restrictions and conditions. Unless otherwise set forth in the grant agreement, Restricted Stock may not be sold, pledged, encumbered or otherwise disposed of by the recipient until the restrictions specified in the Award expire. Awards of Restricted Stock are subject to acceleration of vesting, termination of restrictions and termination in the same manner as Stock Options pursuant to Subsections 6.4 and 6.5 of this Plan.

                  8.2 Awards and Certificates. Any Restricted Stock issued hereunder may be evidenced in such manner as the Committee or the Board, in its sole discretion, shall deem appropriate including, without limitation, book-entry registration or issuance of a stock certificate or certificates. In the event any stock certificate is issued in respect of Shares of Restricted Stock, such certificate shall bear an appropriate legend with respect to the restrictions applicable to such Award. The Company may retain, at its option, the physical custody of any stock certificate representing any awards of Restricted Stock during the restriction period or require that the certificates evidencing Restricted Stock be placed in escrow or trust, along with a stock power endorsed in blank, until all restrictions are removed or expire.

         SECTION 9. PERFORMANCE AWARDS

                  9.1 Grants. A Performance Award may consist of either or both, as the Committee or the Board may determine, of (i) the right to receive Shares or Restricted Stock, or any combination thereof as the Committee or the Board may determine ("Performance Shares"), or (ii) the right to receive a fixed dollar amount payable in Shares, Restricted Stock, cash or any combination thereof, as the Committee or the Board may determine ("Performance Units"). The Committee or the Board may grant Performance Awards to any eligible Consultant, non-employee Director or employee of the Company or a Subsidiary, for such minimum consideration, if any, as may be required by applicable law or such greater consideration as may be determined by the Committee or the Board, in its sole discretion. The terms and conditions of Performance Awards shall be specified at the time of the grant and may include provisions establishing the performance period, the performance criteria to be achieved during a performance period, the criteria used to determine vesting (including the acceleration thereof), whether Performance Awards are forfeited or vest upon termination of employment during a performance period and the maximum or minimum settlement values. Each Performance Award shall have its own terms and conditions, which shall be determined in the sole discretion of the Committee or the Board. If the Committee or the Board determines, in its sole discretion, that the established performance measures or objectives are no longer suitable because of a change in the Company's business, operations, corporate structure or for other reasons that the Committee or the Board deems satisfactory, the Committee or the Board may modify the performance measures or objectives and/or the performance period. Awards of Performance Shares and/or Performance Units are subject to acceleration of vesting, termination of restrictions and termination in the same manner as Stock Options pursuant to Subsections 6.4 and 6.5 of this Plan.

                  9.2 Terms and Conditions. Performance Awards may be valued by reference to the Fair Market Value of a Share or according to any other formula or method deemed appropriate by the Committee or the Board, in its sole discretion, including, but not limited to, achievement of specific financial, production, sales, cost or earnings performance objectives that the Committee or the Board believes to be relevant or the Company's performance or the performance of the Common Stock measured against the performance of the market, the Company's industry segment or its direct competitors. Performance Awards may also be conditioned upon the applicable Participant remaining in the employ of the Company or one of its Subsidiaries for a specified period. Performance Awards may be paid in cash, Shares (including Restricted Stock) or other consideration, or any combination thereof. Performance Awards may be payable in a single payment or in installments and may be payable at a specified date or dates or upon attaining the performance objective or objectives, all at the sole discretion of the Committee or the Board. The extent to which any applicable performance objective has been achieved shall be conclusively determined by the Committee or the Board in its sole discretion.

         SECTION 10. DIVIDEND EQUIVALENT RIGHTS

                  The Committee or the Board may grant a Dividend Equivalent Right to any eligible Consultant, non-employee Director or employee of the Company or a Subsidiary, either as a component of another Award or as a separate Award, and, in general, each such Participant awarded a Dividend Equivalent Right that is outstanding on a dividend record date for the Common Stock shall be credited with an amount equal to the cash or stock dividends or other distributions that would have been received had the Shares subject to the Award been issued and outstanding on the dividend record date. The terms and conditions of the Dividend Equivalent Right shall be specified in a dividend equivalent right agreement which evidences such Award. Dividend Equivalent Rights may be settled in cash or Shares, or a combination thereof, in a single payment or in installments. A Dividend Equivalent Right granted as a component of another Award may provide that such Dividend Equivalent Right shall be settled upon exercise, settlement or payment for or lapse of restrictions on such other Award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled pursuant to the same conditions as such other Award. A Dividend Equivalent Right granted as a component of another Award may also contain terms and conditions different from such other Award.

         SECTION 11. OTHER AWARDS

                  The Committee or the Board may grant to any eligible Consultant, non-employee Director or employee of the Company or a Subsidiary other forms of Awards based upon, payable in or otherwise related to, in whole or in part, Shares, if the Committee or the Board, in its sole discretion, determines that such other form of Award is consistent with the purposes of this Plan. The terms and conditions of such other form of Award shall be specified in a written agreement which sets forth the terms and conditions of such Award, including, but not limited to, the price, if any, and the vesting schedule, if any, of such Award. Such Awards may be granted for such minimum consideration, if any, as may be required by applicable law or for such other greater consideration as may be determined by the Committee or the Board, in its sole discretion.

         SECTION 12. COMPLIANCE WITH SECURITIES AND OTHER LAWS

                  As a condition to the issuance or transfer of any Award or any security issuable in connection with such Award, the Company may require an opinion of counsel, satisfactory to the Company, to the effect that (i) such issuance and/or transfer will not be in violation of the Securities Act or any other applicable securities laws and (ii) such issuance and/or transfer will not be in violation of the rules and regulations of any securities exchange or automated quotation system on which the Common Stock is listed or admitted to trading. Further, the Company may refrain from issuing, delivering or transferring any Award or any security issuable in connection with such Award until the Committee or the Board has determined that such issuance, delivery or transfer will not violate such securities laws or rules and regulations and that the recipient has tendered to the Company any federal, state or local tax owed as a result of such issuance, delivery or transfer, when the Company has a legal liability to satisfy such tax. The Company shall not be liable for damages due to delay in the issuance, delivery or transfer of any Award or any security issuable in connection with such Award or any agreement, instrument or certificate evidencing such Award or security for any reason whatsoever, including, but not limited to, a delay caused by the listing requirements of any securities exchange or automated quotation system or any registration requirements under the Securities Act, the Exchange Act, or under any other state or federal law, rule or regulation. The Company is under no obligation to take any action or incur any expense to register or qualify the issuance, delivery or transfer of any Award or any security issuable in connection with such Award under applicable securities laws or to perfect any exemption from such registration or qualification or to list any security on any securities exchange or automated quotation system. Furthermore, the Company will have no liability to any person for refusing to issue, deliver or transfer any Award or any security issuable in connection with such Award if such refusal is based upon the foregoing provisions of this Section 12. As a condition to any issuance, delivery or transfer of any Award or any security issuable in connection with such Award, the Company may place legends on any agreement, instrument or certificate evidencing such Award or security, issue stop transfer orders with respect thereto and require such agreements or undertakings as the Company may deem necessary or advisable to assure compliance with applicable laws or regulations, including, if the Company or its counsel deems it appropriate, representations from the recipient of such Award or security to the effect that such recipient is acquiring such Award or security solely for investment and not with a view to distribution and that no distribution of the Award or the security will be made unless registered pursuant to applicable federal and state securities laws, or in the opinion of counsel to the Company, such registration is unnecessary.

         SECTION 13. ADJUSTMENTS UPON THE OCCURRENCE OF A REORGANIZATION OR
                     CORPORATE TRANSACTION

                  (a) In the event of a Reorganization, the number of Shares subject to this Plan and to each outstanding Award, and the exercise price of each Award which is based upon Shares, shall (to the extent deemed appropriate by the Committee or the Board) be proportionately adjusted (as determined by the Committee or the Board in its sole discretion) to account for any increase or decrease in the number of issued and outstanding Shares of the Company resulting from such Reorganization.

                  (b) If a Corporate Transaction is consummated and immediately following the consummation of such Corporate Transaction the Persons who were holders of shares of Common Stock immediately prior to the consummation of such Corporate Transaction do not receive any securities or other property (hereinafter collectively referred to as "Transactional Consideration") as a result of such Corporate Transaction and substantially all of such Persons continue to hold the shares of Common Stock held by them immediately prior to the consummation of such Corporate Transaction (in substantially the same proportions relative to each other), the Awards will remain outstanding and will (subject to the provisions of Subsections 6.1, 6.5(c), 7.1, 7.3, 8.1 and 9.1) continue in full force and effect in accordance with its terms (without any modification) following the consummation of the Corporate Transaction.

                  (c) If a Corporate Transaction is consummated and immediately following the consummation of such Corporate Transaction the Persons who were holders of shares of Common Stock immediately prior to the consummation of such Corporate Transaction do receive Transactional Consideration as a result of such Corporate Transaction or substantially all of such Persons do not continue to hold the shares of Common Stock held by them immediately prior to the consummation of such Corporate Transaction (in substantially the same proportions relative to each other), the terms and conditions of the Awards will be modified as follows:

                           (i) If the documentation pursuant to which a
                  Corporate Transaction will be consummated provides for the assumption (by the entity issuing Transactional Consideration to the Persons who were the holders of shares of Common Stock immediately prior to the consummation of such Corporate Transaction) of the Awards granted pursuant to this Plan without any modification or amendment (other than Permitted Modifications and the modifications contemplated by Subsections 6.1, 6.5(c), 7.1, 7.3, 8.1 and 9.1 of this Plan), such Awards will remain outstanding and will continue in full force and effect in accordance with its terms following the consummation of such Corporate Transaction (subject to such Permitted Modifications and the provisions of Subsections 6.1, 6.5(c), 7.1, 7.3, 8.1 and 9.1.

                           (ii) If the documentation pursuant to which a
                  Corporate Transaction will be consummated does not provide for the assumption by the entity issuing Transactional Consideration to the Persons who were the holders of shares of Common Stock immediately prior to the consummation of such Corporate Transaction of the Awards granted pursuant to this Plan without any modification or amendment (other than Permitted Modifications), all vesting restrictions (performance based or otherwise) applicable to Awards which will not be so assumed will accelerate and the holders of such Awards may (subject to the expiration of the term of such

                  Awards) exercise/receive the benefits of such Awards without regard to such vesting restrictions during the ten (10) day period immediately preceding the consummation of such Corporate Transaction. For purposes of the immediately preceding sentence, all performance based goals will be deemed to have been satisfied in full. The Company will provide each Participant holding Awards which will not be so assumed with reasonable notice of the termination of such vesting restrictions and the impending termination of such Awards. Upon the consummation of such a Corporate Transaction, all unexercised Awards which are not to be so assumed will automatically terminate and cease to be outstanding.

         Nothing contained in this Section 13 will be deemed to extend the term of an Award or to revive any Award which has previously lapsed or been cancelled, terminated or surrendered.

         SECTION 14. AMENDMENT OR TERMINATION OF THIS PLAN

                  14.1 Amendment of This Plan. Notwithstanding anything contained in this Plan to the contrary, all provisions of this Plan (including, without limitation, the maximum number of Shares that may be issued with respect to Awards to be granted pursuant to this Plan) may at any time or from time to time be modified or amended by the Board; provided, however, that no Award at any time outstanding pursuant to this Plan may be modified, impaired or cancelled adversely to the holder of the Award without the consent of such holder.

                  14.2 Termination of This Plan. The Board may suspend or terminate this Plan at any time, and such suspension or termination may be retroactive or prospective. Termination of this Plan shall not impair or affect any Award previously granted hereunder and the rights of the holder of the Award shall remain in effect until the Award has been exercised in its entirety or has expired or otherwise has been terminated by the terms of such Award.

         SECTION 15. AMENDMENTS AND ADJUSTMENTS TO AWARDS

                  The Committee or the Board may amend, modify or terminate any outstanding Award with the Participant's consent at any time prior to payment or exercise in any manner not inconsistent with the terms of this Plan, including, without limitation, (i) to change the date or dates as of which and/or the terms and conditions pursuant to which (A) a Stock Option becomes exercisable or (B) a Performance Award is deemed earned, (ii) to amend the terms of any outstanding Award to provide an exercise price per share which is higher or lower than the then current exercise price per share of such outstanding Award or (iii) to cancel an Award and grant a new Award in substitution therefor under such different terms and conditions as the Committee or the Board determines in its sole discretion to be appropriate including, but not limited to, having an exercise price per share which may be higher or lower than the exercise price per share of the cancelled Award. The Committee or the Board may also make adjustments in the terms and conditions of, and the criteria included in agreements evidencing Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 13 hereof) affecting the Company, or the financial statements of the Company or any Affiliate, or of changes in applicable laws, regulations or accounting principles, whenever the Committee or the Board determines that such adjustments are appropriate to prevent reduction or enlargement of the benefits or potential benefits intended to be made available pursuant to this Plan. Any provision of this Plan or any agreement regarding an Award to the contrary notwithstanding, the Committee or the Board may cause any Award granted to be cancelled in consideration of a cash payment or alternative Award made to the holder of such cancelled Award equal in value to the Fair Market Value of such cancelled Award. The determinations of value pursuant to this Section 15 shall be made by the Committee or the Board in its sole discretion.

         SECTION 16. GENERAL PROVISIONS

                  16.1 No Limit on Other Compensation Arrangements. Nothing contained in this Plan shall prevent the Company from adopting or continuing in effect other compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.

                  16.2 No Right to Employment or Continuation of Relationship. Nothing in this Plan or in any Award, nor the grant of any Award, shall confer upon or be construed as giving any Participant any right to remain in the employ of the Company or a Subsidiary or to continue as a Consultant or non-employee Director. Further, the Company or a Subsidiary may at any time dismiss a Participant from employment or terminate the relationship of any Consultant or non-employee Director with the Company or any Subsidiary, free from any liability or any claim pursuant to this Plan, unless otherwise expressly provided in this Plan or in any agreement evidencing an Award made under this Plan. No Consultant, non-employee Director or employee of the Company or any Subsidiary shall have any claim to be granted any Award, and there is no obligation for uniformity of treatment of any Consultant, non-employee Director or employee of the Company or any Subsidiary or of any Participants.

                  16.3 GOVERNING LAW. THE VALIDITY, CONSTRUCTION AND EFFECT OF THIS PLAN AND ANY RULES AND REGULATIONS RELATING TO THIS PLAN SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.

                  16.4 Severability. If any provision of this Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or as to any individual or Award, or would disqualify this Plan or any Award under any law deemed applicable by the Committee or the Board, such provision shall be construed or deemed amended to conform to applicable law, or if it cannot be construed or deemed amended without, in the sole determination of the Committee or the Board, materially altering the intent of this Plan or the Award, such provision shall be stricken as to such jurisdiction, individual or Award and the remainder of this Plan and any such Award shall remain in full force and effect.

                  16.5 No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to this Plan or any Award, and the Committee or the Board shall determine, in its sole discretion, whether cash, other securities or other property shall be paid or transferred in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be cancelled, terminated or otherwise eliminated.

                  16.6 Headings. Headings are given to the Sections and Subsections of this Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of this Plan or any provision thereof.

                  16.7 Effective Date. The provisions of this Plan that relate to the grant of Incentive Stock Options shall be effective as of the date of the approval of this Plan by the shareholders of the Company. All other provisions of this Plan shall be effective as of the Effective Date.

                  16.8 Transferability of Awards. Awards shall not be transferable otherwise than by will or the laws of descent and distribution without the written consent of the Committee or the Board (which may be granted or withheld at the sole discretion of the Committee or the Board). Awards may be exercised, during the lifetime of the holder, only by the holder (or the holder's legal guardian in the event of the holder's Disability or incompetence). Any attempted assignment, transfer, pledge, hypothecation or other disposition of an Award contrary to the provisions hereof, or the levy of any execution, attachment or similar process upon an Award shall be null and void and without effect.

                  16.9 Rights of Participants. Except as hereinbefore expressly provided in this Plan, any Person to whom an Award is granted shall have no rights by reason of any subdivision or consolidation of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, reorganization, merger or consolidation or spinoff of assets or stock of another corporation, and any issue by the Company of shares of stock of any class or securities convertible into shares of stock of any class shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or exercise price of Shares subject to an Award.

                  16.10 No Limitation Upon the Rights of the Company. The grant of an Award pursuant to this Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, or changes of its capital or business structure; to merge, convert or consolidate; to dissolve or liquidate; or sell or transfer all or any part of its business or assets.


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
                  16.11 Date of Grant of an Award. Except as noted in this
         Section 16.11, the granting of an Award shall take place only upon the execution and delivery by the Company and the Participant of a written agreement and neither any other action taken by the Committee or the Board nor anything contained in this Plan or in any resolution adopted or to be adopted by the Committee, the Board or the shareholders of the Company shall constitute the granting of an Award pursuant to this Plan. Solely, for purposes of determining the Fair Market Value of the Shares subject to an Award, such Award will be deemed to have been granted as of the date specified by the Committee or the Board notwithstanding any delay which may elapse in executing and delivering the applicable agreement.

         SECTION 17. NAMED EXECUTIVE OFFICERS

                  17.1 Applicability of Section 17. The provisions of this
         Section 17 shall apply only to those executive officers (i) whose compensation is required to be reported in the Company's proxy statement pursuant to Item 402(a)(3)(i) and (ii) (or any successor thereto) of Regulation S-K (or any successor thereto) under the general rules and regulations under the Exchange Act and (ii) whose total compensation, including estimated Awards, is determined by the Committee or the Board to possibly be subject to the limitations on deductions imposed by Section 162(m) of the Code ("Named Executive Officers"). In the event of any inconsistencies between this Section 17 and the other Plan provisions as they pertain to Named Executive Officers, the provisions of this Section 17 shall control.

                  17.2 Establishment of Performance Goals. Awards for Named Executive Officers, other than Stock Options and Stock Appreciation Rights, shall be based on the attainment of certain performance goals. No later than the earlier of (i) ninety (90) days after the commencement of the applicable fiscal year of the Company or one of its Subsidiaries or such other award period as may be established by the Committee or the Board ("Award Period") and (ii) the completion of twenty-five percent (25%) of such Award Period, the Committee or the Board shall establish, in writing, the performance goals applicable to each such Award for Named Executive Officers. At the time the performance goals are established, their outcome must be substantially uncertain. In addition, the performance goal must state, in terms of an objective formula or standard, the method for computing the amount of compensation payable to the Named Executive Officer if the goal is obtained. Such formula or standard shall be sufficiently objective so that a third party with knowledge of the relevant performance results could calculate the amount to be paid to the subject Named Executive Officer. The material terms of the performance goals for Named Executive Officers and the compensation payable thereunder shall be submitted to the shareholders of the Company for their review and approval if and to the extent required for such compensation to be deductible pursuant to Section 162(m) (or any successor thereto) of the Code, and the Treasury Regulations thereunder. Shareholder approval, if necessary, shall be obtained for such performance goals prior to any Award being paid to such Named Executive Officer. If shareholder approval is required and not received with respect to such performance goals, no amount shall be paid to such Named Executive Officer for such applicable Award Period pursuant to this Plan.


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
                  17.3 Components of Awards. Each Award granted to a Named Executive Officer, other than Stock Options and Stock Appreciation Rights, shall be based on performance goals which are sufficiently objective so that a third party having knowledge of the relevant facts could determine whether the goal was met. Except as provided in Subsection 17.8 herein, performance measures which may serve as determinants of Named Executive Officers' Awards shall be limited to the following measures: earnings per share; return on assets; return on equity; return on capital; net profit after taxes; net profit before taxes; operating profits; stock price; and sales or expenses. Within ninety (90) days following the end of each Award Period, the Committee or the Board shall certify in writing that the performance goals, and any other material terms were satisfied. Thereafter, Awards shall be made for each Named Executive Officer as determined by the Committee or the Board. The Awards may not vary from the pre-established amount based on the level of achievement.

                  17.4 No Mid-Year Change in Awards. Except as provided in Subsections 17.8 and 17.9 herein, each Named Executive Officer's Awards shall be based exclusively on the performance measures established by the Committee or the Board pursuant to Subsections 17.2 and 17.3.

                  17.5 No Partial Award Period Participation. A Named Executive Officer who becomes eligible to participate in this Plan after performance goals have been established in an Award Period pursuant to Subsections 17.2 and 17.3 may not participate in this Plan prior to the next succeeding Award Period, except with respect to Awards which are Stock Options or Stock Appreciation Rights.

                  17.6 Performance Goals. Except as provided in Subsection 17.8 herein, performance goals shall not be changed following their establishment, and Named Executive Officers shall not receive any payout, except with respect to Awards which are Stock Options or Stock Appreciation Rights, when the minimum performance goals are not met or exceeded.

                  17.7 Individual Performance and Discretionary Adjustments. Except as provided in Subsection 17.8 herein, subjective evaluations of individual performance of Named Executive Officers shall not be reflected in their Awards, other than Awards which are Stock Options or Stock Appreciation Rights. The payment of such Awards shall be entirely dependent upon the attainment of the preestablished performance goals.

                  17.8 Amendments. No amendment of this Plan with respect to any Named Executive Officer may be made which would (i) increase the maximum amount that can be paid to any one Participant pursuant to this Plan, (ii) change the specified performance goal for payment of Awards, or (iii) modify the requirements as to eligibility for participation in this Plan, unless the Company's shareholders have first approved such amendment in a manner which would permit the deduction under Section 162(m) (or any successor thereto) of the Code of such payment in the fiscal year it is paid. The Committee or the Board shall amend this
         Section 17 and such other provisions as it deems appropriate, to cause amounts payable to Named Executive Officers to satisfy the requirements of


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         Section 162(m) (or any successor thereto) and the Treasury regulations promulgated thereunder.

                  17.9 Stock Options and Stock Appreciation Rights. Notwithstanding any provision of this Plan (including the provisions of this Section 17) to the contrary, the amount of compensation which a Named Executive Officer may receive with respect to Stock Options and Stock Appreciation Rights which are granted hereunder is based solely on an increase in the value of the applicable Shares after the date of grant of such Award. Thus, no Stock Option may be granted hereunder to a Named Executive Officer with an exercise price less than the Fair Market Value of Shares on the date of grant. Furthermore, the maximum number of Shares (or cash equivalent value) with respect to which Stock Options or Stock Appreciation Rights may be granted hereunder to any Named Executive Officer during any calendar year may not exceed 411,000 Shares, subject to adjustment as provided in Section 13 hereunder.

                  17.10 Maximum Amount of Compensation. The maximum amount of compensation payable as an Award (other than an Award which is a Stock Option or Stock Appreciation Right) to any Named Executive Officer during any calendar year may not exceed $1,000,000.


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